UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 14, 2004
                    -----------------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-8)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


            Delaware                333-109722                13-3408717
  ----------------------------------------------------------------------------
    (State or other juris-         (Commission            (I.R.S. Employer
   diction of organization)         File Nos.)           Identification No.)

           1000 Technology Drive, O'Fallon, Missouri             63304
       -----------------------------------------------         ---------
           (Address of principal executive offices)           (Zip Code)


       Registrant's Telephone Number, including area code: (636) 261-1313


   --------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.   Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2004-8. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2004-8 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2004-8 REMIC Pass-Through Certificates.

      On October 28, 2004, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2004) as of October 1, 2004 of $518,029,133.86. The mortgage loans that have original maturities of at least 25 but not more than 30 years and are not relocation mortgage loans, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2004) as of October 1, 2004 of $351,980,394.63. The mortgage loans that have original maturities of 30 years and are relocation mortgage loans, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2004) as of October 1, 2004 of $84,561,840.38. . The mortgage loans that have original maturities of at least 12 but no more than 15 years, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before October 1, 2004) as of October 1, 2004 of $81,486,898.85. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

      The total numbers of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of October 1, 2004 were 694, 162 and 161, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans (before deduction of the servicing fee) as of October 1, 2004 were 6.134%, 5.709% and 5.490%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of October 1, 2004 were 358.21 months, 358.33 months and 176.95 months, respectively. All mortgage loans have original maturities of at least 12 but not more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans or the pool III mortgage loans were originated prior to March 1, 2003, December 1, 2003 and June 1, 2003, respectively, or after October 1, 2004. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of October 1, 2004 were 359.66 months, 360.00 months and 179.76 months, respectively.

      None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than October 1, 2034. None of the pool III mortgage loans have a scheduled maturity later than October 1, 2019. Each pool I mortgage loan, pool II mortgage loan and pool III mortgage loan had an original principal balance of not less than $50,000, $333,700 and $99,400, respectively, nor more than $1,000,000. Pool I mortgage loans, pool II mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $5,284,540, $3,262,343 and $959,080, respectively, as of October 1, 2004, had loan-to-value ratios at origination in excess of 80%, but no mortgage loan had a loan-to-value ratio in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans as of October 1, 2004 were 67.7%, 70.7% and 58.0%, respectively. No more than $4,538,331, $2,559,172 and $2,178,655, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans are secured by mortgaged properties located in any one zip code. At least 95%(2) and 89%, respectively, of the pool I mortgage loans and the pool III mortgage loans and 100% of the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
(1) Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement (333-109722).

(2) Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans.

      At least 54%, 23% and 33%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans were originated using loan underwriting policies that require proof of income and liquid assets and telephone verification of employment. None of the pool II mortgage loans and no more than 29% and 48%, respectively, of the pool I mortgage loans and the pool III mortgage loans were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but did not require verification of assets. No more than 14%, 77% and 11%, respectively, of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. None of the pool II mortgage loans and no more than 3% and 8%, respectively, of the pool I mortgage loans and the pool III mortgage loans are refinanced mortgage loans originated using streamlined underwriting policies.

      All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and pool III mortgage loans for which additional collateral was pledged, taken as groups:

      1. the numbers of such pool I mortgage loans and pool III mortgage loans are 2 and 5, respectively;

      2. the aggregate scheduled principal balances of such pool I mortgage loans and pool III mortgage loans are $906,760 and $1,292,268, respectively;

      3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool III mortgage loans, taking into account the loanable value of the pledged additional collateral, are 77.3% and 74.5%, respectively; and

      4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool III mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 99.1% and 98.6%, respectively.

      Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $26,383,434 and $325,596,961, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.543% and 6.182%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were
355.81 months and 358.40 months, respectively.

      Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.250%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $5,889,250 and $78,672,590, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 5.288% and 5.740%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 358.44 months and 358.32 months, respectively.

      Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 4.750%. Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 4.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III discount loans and the pool III premium loans were $1,320,219 and $80,166,680, respectively. The weighted average interest rates of the pool III discount loans and the pool III premium loans, as of the cut-off date, were 4.875% and 5.500%, respectively. The weighted average remaining terms to stated maturity of the pool III discount loans and the pool III premium loans, as of the cut-off date, were 176.76 months and 176.95 months, respectively.

      The following tables set forth information regarding the mortgage loans as of October 1, 2004.

                  YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

Year Originated         Number of Loans    Aggregate Principal Balances Outstanding
---------------         ---------------    ----------------------------------------
2003                                  5                                $  2,049,869
2004                                689                                 349,930,526

Total                               694                                $351,980,395
-----                               ---                                ------------


                  YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

Year Originated         Number of Loans    Aggregate Principal Balances Outstanding
---------------         ---------------    ----------------------------------------
2003                                  2                                $  1,240,007
2004                                160                                  83,321,833

Total                               162                                $ 84,561,840
-----                               ---                                ------------

                 YEARS OF ORIGINATION OF POOL III MORTGAGE LOANS

Year Originated         Number of Loans    Aggregate Principal Balances Outstanding
---------------         ---------------    ----------------------------------------
2003                                 14                                $  5,494,357
2004                                147                                  75,992,542

Total                               161                                $ 81,486,899
-----                               ---                                ------------

               TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

                                                   Number    Aggregate Principal
Type of Dwelling Unit                            of Loans   Balances Outstanding
---------------------                            --------   --------------------
Detached houses                                       562           $282,936,387
Multi-family Dwellings*                                18             11,127,505
Townhouses                                             12              5,743,924
Condominium Units (one to four stories high)           29             13,624,094
Condominium Units (over four stories high)             15              8,261,291
Cooperative Units                                      58             30,287,194

Total                                                 694           $351,980,395
-----                                                 ---           ------------

* Multi-family dwellings are 2-family, 3-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

                                                   Number    Aggregate Principal
Type of Dwelling Unit                            of Loans   Balances Outstanding
---------------------                            --------   --------------------
Detached houses                                       155            $81,360,836
Townhouses                                              2                880,000
Condominium Units (one to four stories high)            4              1,972,390
Cooperative Units                                       1                348,614

Total                                                 162            $84,561,840
-----                                                 ---            -----------

              TYPES OF DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

                                                   Number    Aggregate Principal
Type of Dwelling Unit                            of Loans   Balances Outstanding
---------------------                            --------   --------------------
Detached houses                                       138            $70,386,012
Multi-family Dwellings*                                 3              2,000,913
Townhouses                                              4              1,496,381
Condominium Units (one to four stories high)            8              3,821,219
Condominium Units (over four stories high)              2                661,733
Cooperative Units                                       6              3,120,641

Total                                                 161            $81,486,899
-----                                                 ---            -----------

  * Multi-family dwellings are 2-family and 3-family.

          NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

                                                             Aggregate Principal
Type of Dwelling Unit                     Number of Loans   Balances Outstanding
---------------------                     ---------------   --------------------
1-family                                              676           $340,852,890
2-family                                               14              8,846,573
3-family                                                3              1,997,540
4-family                                                1                283,392

Total                                                 694           $351,980,395
-----                                                 ---           ------------

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

                                                             Aggregate Principal
Type of Dwelling Unit                     Number of Loans   Balances Outstanding
---------------------                     ---------------   --------------------
1-family                                              162            $84,561,840

Total                                                 162            $84,561,840
-----                                                 ---            -----------

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL III MORTGAGE LOANS

                                                             Aggregate Principal
Type of Dwelling Unit                     Number of Loans   Balances Outstanding
---------------------                     ---------------   --------------------
1-family                                              158            $79,485,986
2-family                                                2              1,320,913
3-family                                                1                680,000

Total                                                 161            $81,486,899
-----                                                 ---            -----------

                          SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal                                        Aggregate Principal
Balance by Loan Size                      Number of Loans   Balances Outstanding
--------------------                      ---------------   --------------------
$149,999 and under                                      2               $185,868
$150,000 through $199,999                               2                333,640
$200,000 through $249,999                               3                685,235
$250,000 through $299,999                               3                832,629
$300,000 through $349,999                              17              5,834,920
$350,000 through $399,999                             162             61,510,313
$400,000 through $449,999                             146             62,413,086
$450,000 through $499,999                             114             54,563,829
$500,000 through $549,999                              54             28,198,958
$550,000 through $599,999                              46             26,513,203
$600,000 through $649,999                              41             25,671,767
$650,000 through $699,999                              30             20,447,193
$700,000 through $749,999                              12              8,646,215
$750,000 through $799,999                               9              6,985,788
$800,000 through $849,999                               7              5,780,562
$850,000 through $899,999                               9              7,969,846
$900,000 through $949,999                              10              9,263,907
$950,000 through $999,999                              22             21,743,436
$1,000,000 and over                                     4              4,000,000

Total                                                 693           $351,580,395
-----                                                 ---           ------------

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal                                        Aggregate Principal
Balance by Loan Size                      Number of Loans   Balances Outstanding
--------------------                      ---------------   --------------------
$299,999 and under                                      0                     $0
$300,000 through $349,999                               5              1,718,879
$350,000 through $399,999                              35             13,214,587
$400,000 through $449,999                              34             14,525,754
$450,000 through $499,999                              25             11,884,355
$500,000 through $549,999                              16              8,471,629
$550,000 through $599,999                              10              5,731,762
$600,000 through $649,999                               8              5,031,402
$650,000 through $699,999                               6              4,086,067
$700,000 through $749,999                               7              5,073,994
$750,000 through $799,999                               1                784,414
$800,000 through $849,999                               3              2,476,507
$850,000 through $899,999                               2              1,728,158
$900,000 through $949,999                               2              1,868,184
$950,000 through $999,999                               8              7,966,148
$1,000,000 and over                                     0                      0

Total                                                 162            $84,561,840
-----                                                 ---            -----------

                         SIZE OF POOL III MORTGAGE LOANS

Outstanding Principal                                        Aggregate Principal
Balance by Loan Size                      Number of Loans   Balances Outstanding
--------------------                      ---------------   --------------------
$149,999 and under                                      3               $334,828
$150,000 through $199,999                               2                365,229
$200,000 through $299,999                               2                444,841
$300,000 through $349,999                               8              2,634,754
$350,000 through $399,999                              29             10,961,777
$400,000 through $449,999                              34             14,465,709
$450,000 through $499,999                              19              9,032,928
$500,000 through $549,999                              15              7,921,832
$550,000 through $599,999                              13              7,489,427
$600,000 through $649,999                               8              5,049,183
$650,000 through $699,999                              10              6,829,104
$700,000 through $749,999                               4              2,899,028
$750,000 through $749,999                               2              1,570,434
$850,000 through $899,999                               3              2,685,682
$900,000 through $949,999                               1                928,549
$950,000 through $999,999                               8              7,873,594
$1,000,000 and over                                     0                      0

Total                                                 161            $81,486,899
-----                                                 ---            -----------

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

                                                             Aggregate Principal
Mortgage Loan Interest Rate               Number of Loans   Balances Outstanding
---------------------------               ---------------   --------------------
5.000% - 5.500%                                        27            $15,004,043
5.501% - 6.000%                                       170             89,974,741
6.001% - 6.500%                                       476            236,456,381
6.501% - 7.000%                                        21             10,545,230

Total                                                 694           $351,980,395
-----                                                 ---           ------------

              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

                                                             Aggregate Principal
Mortgage Loan Interest Rate               Number of Loans   Balances Outstanding
---------------------------               ---------------   --------------------
5.000% - 5.500%                                        41            $19,981,251
5.501% - 6.000%                                       110             58,883,480
6.001% - 6.500%                                        11              5,697,109

Total                                                 162            $84,561,840
-----                                                 ---            -----------

              DISTRIBUTION OF POOL III MORTGAGE LOANS BY NOTE RATES

                                                             Aggregate Principal
Mortgage Loan Interest Rate               Number of Loans   Balances Outstanding
---------------------------               ---------------   --------------------
4.875% - 5.000%                                        22            $10,278,345
5.001% - 5.500%                                        67             33,391,300
5.501% - 6.000%                                        70             37,266,641
6.001% - 6.500%                                         2                550,613

Total                                                 161            $81,486,899
-----                                                 ---            -----------

                      DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                             Aggregate Principal
Loan-To-Value Ratio                       Number of Loans   Balances Outstanding
-------------------                       ---------------   --------------------
65.000% and below                                     237           $122,173,014
65.001% - 75.000%                                     168             87,810,600
75.001% - 80.000%                                     276            136,712,241
80.001% - 85.000%                                       3              1,336,102
85.001% - 90.000%                                       6              2,465,923
90.001% - 95.000%                                       4              1,482,515

Total                                                 694           $351,980,395
-----                                                 ---           ------------

                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                             Aggregate Principal
Loan-To-Value Ratio                       Number of Loans   Balances Outstanding
-------------------                       ---------------   --------------------
65.000% and below                                      42            $22,374,426
65.001% - 75.000%                                      30             16,265,658
75.001% - 80.000%                                      82             42,659,414
80.001% - 85.000%                                       1                358,102
85.001% - 90.000%                                       6              2,534,146
90.001% - 95.000%                                       1                370,094

Total                                                 162            $84,561,840

                     DISTRIBUTION OF POOL III MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                             Aggregate Principal
Loan-To-Value Ratio                       Number of Loans   Balances Outstanding
-------------------                       ---------------   --------------------
65.000% and below                                      87            $47,871,699
65.001% - 75.000%                                      32             13,827,261
75.001% - 80.000%                                      39             18,828,859
80.001% - 85.000%                                       2                607,514
85.001% - 95.000%                                       1                351,566

Total                                                 161            $81,486,899
-----                                                 ---            -----------

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                                             Aggregate Principal
State                                     Number of Loans   Balances Outstanding
-----                                     ---------------   --------------------
Alabama                                                 8             $4,060,370
Arizona                                                 4              2,061,142
California                                            226            117,759,328
Colorado                                                4              1,962,729
Connecticut                                            24             10,855,359
Delaware                                                1                471,023
District of Columbia                                    3              1,243,845
Florida                                                17              9,584,643
Georgia                                                16              7,056,113
Hawaii                                                  1                699,336
Illinois                                               19              8,264,466
Indiana                                                 1                500,000
Kansas                                                  3              2,442,604
Kentucky                                                1                426,000
Louisiana                                               4              1,747,787
Maryland                                               17              8,064,901
Massachusetts                                          34             16,161,579
Michigan                                                7              3,482,785
Minnesota                                               4              1,872,072
Missouri                                                9              4,051,759
Montana                                                 1                609,000
Nebraska                                                2                913,600
Nevada                                                  5              2,121,332
New Hampshire                                           3              1,036,510
New Jersey                                             30             15,495,187
New Mexico                                              1                499,548
New York                                              170             90,445,864
North Carolina                                         11              5,893,495
Oregon                                                  1                371,647
Pennsylvania                                           13              6,343,759
Rhode Island                                            1                475,038
South Carolina                                          3              1,217,017
Tennessee                                               3              1,176,895
Texas                                                   9              3,983,402
Utah                                                    1                499,526
Virginia                                               29             14,599,733
Washington                                              6              2,756,745
Wisconsin                                               2                774,256

Total                                                 694           $351,980,395
-----                                                 ---           ------------

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL II MORTGAGED PROPERTIES BY STATE

                                                             Aggregate Principal
State                                     Number of Loans   Balances Outstanding
-----                                     ---------------   --------------------
Arizona                                                 2               $947,660
Arkansas                                                1                471,403
California                                             29             16,817,185
Colorado                                                5              2,442,734
Connecticut                                            16              8,131,648
District of Columbia                                    1                499,514
Florida                                                 2              1,091,859
Georgia                                                 4              1,711,454
Illinois                                               15              8,307,738
Indiana                                                 2                815,128
Kansas                                                  1                442,986
Maryland                                                3              1,543,825
Massachusetts                                          11              5,502,481
Michigan                                                1                387,515
Minnesota                                               3              1,450,397
Missouri                                                1                424,790
Nevada                                                  1                349,635
New Hampshire                                           1                998,980
New Jersey                                             22             11,961,432
New York                                                8              4,647,374
Ohio                                                    3              1,318,762
Oregon                                                  1                443,467
Pennsylvania                                            7              3,142,671
Rhode Island                                            1                388,773
South Carolina                                          1                425,545
Tennessee                                               1                450,056
Texas                                                   9              4,269,698
Virginia                                                9              4,530,487
Washington                                              1                646,643

Total                                                 162            $84,561,840
-----                                                 ---            -----------

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL III MORTGAGED PROPERTIES BY STATE

                                                             Aggregate Principal
State                                     Number of Loans   Balances Outstanding
-----                                     ---------------   --------------------
Alabama                                                 4             $2,200,823
Arkansas                                                1                462,722
California                                             42             21,655,201
Colorado                                                2                860,839
Connecticut                                             7              3,992,532
Florida                                                 9              3,587,888
Georgia                                                 8              2,983,398
Hawaii                                                  1                647,593
Illinois                                                2                865,265
Indiana                                                 1                301,050
Iowa                                                    1                556,015
Kansas                                                  2                675,688
Louisiana                                               2              1,049,296
Maryland                                                8              3,398,239
Massachusetts                                           7              4,173,781
Michigan                                                2              1,027,012
Minnesota                                               1                670,002
Mississippi                                             1                595,863
Missouri                                                3              2,122,875
Montana                                                 1                514,654
Nevada                                                  1                209,108
New Jersey                                              6              3,915,646
New York                                               25             13,486,903
North Carolina                                          2                983,889
Ohio                                                    1                448,419
Oregon                                                  1                408,438
Pennsylvania                                            3              1,065,371
South Carolina                                          3              1,816,850
Tennessee                                               2                860,429
Texas                                                   5              2,870,032
Utah                                                    1                371,781
Virginia                                                3              1,160,930
Washington                                              2              1,051,963
Wisconsin                                               1                496,404

Total                                                 161            $81,486,899
-----                                                 ---            -----------

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

                   65.00%
   FICO Score       and       65.001%-    75.001%-    80.001%-    85.001%-    90.001%-
                   below       75.000%     80.000%     85.000%      90000%     95.000%   All loans
Less than 620       0.33%       0.67%       0.46%       0.00%       0.24%       0.00%      1.68%
620-649             1.49%       0.71%       1.30%       0.00%       0.00%       0.11%      3.61%
650-699             6.81%       2.97%       7.02%       0.28%       0.13%       0.21%     17.43%
700-749             9.80%       6.92%      12.63%       0.10%       0.22%       0.10%     29.78%
750-799            15.44%      12.47%      16.90%       0.00%       0.11%       0.00%     44.92%
800 and above       0.84%       1.21%       0.53%       0.00%       0.00%       0.00%      2.58%
Total              34.71%      24.95%      38.84%       0.38%       0.70%       0.42%    100.00%


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

                   65.00%
   FICO Score       and       65.001%-    75.001%-    80.001%-    85.001%-    90.001%-
                   below       75.000%     80.000%     85.000%      90000%     95.000%   All loans
Less than 620       0.59%       0.46%       4.14%       0.42%       0.59%       0.44%      6.64%
620-649             0.00%       0.00%       1.75%       0.00%       0.00%       0.00%      1.75%
650-699             2.27%       1.11%       7.67%       0.00%       1.03%       0.00%     12.08%
700-749             6.75%       6.64%      13.35%       0.00%       1.38%       0.00%     28.12%
750-799            15.85%      11.03%      21.32%       0.00%       0.00%       0.00%     48.18%
800 and above       1.00%       0.00%       2.22%       0.00%       0.00%       0.00%      3.23%
Total              26.46%      19.24%      50.45%       0.42%       3.00%       0.44%    100.00%


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                RATIOS AT ORIGINATION OF POOL III MORTGAGE LOANS

                   65.00%
   FICO Score       and       65.001%-    75.001%-    80.001%-    85.001%-    90.001%-
                   below       75.000%     80.000%     85.000%      90000%     95.000%   All loans
Less than 620       2.43%       0.00%       0.00%       0.00%       0.00%       0.00%      2.43%
620-649             2.57%       1.13%       0.58%       0.00%       0.00%       0.00%      4.28%
650-699            11.32%       3.84%       2.53%       0.00%       0.00%       0.00%     17.69%
700-749            18.88%       5.14%       7.04%       0.00%       0.00%       0.43%     31.49%
750-799            21.96%       5.99%      12.44%       0.75%       0.00%       0.00%     41.13%
800 and above       1.59%       0.87%       0.52%       0.00%       0.00%       0.00%      2.98%
Total              58.75%      16.97%      23.11%       0.75%       0.00%       0.43%    100.00%

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CITICORP MORTGAGE SECURITIES, INC.
                                          (Registrant)

                                          By:  /s/ Howard Darmstadter
                                                   -----------------------------
                                                   Howard Darmstadter
                                                   Assistant Secretary

Dated: October 14, 2004